UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 18, 2009
PARKER DRILLING COMPANY
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-7573	73-0618660

(Commission File Number)	(IRS Employer Identification No.)

1401 Enclave Parkway, Suite 600, Houston, Texas	77077

(Address of Principal Executive Offices)	(Zip Code)
(281) 406-2000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 7.01. Regulation FD Disclosure.
     On March 18, 2009, Parker Drilling Company (the “Registrant”) issued a press release relating to a report issued by the Registrant entitled “Gulf of Mexico Barge Rig Fleet.” The Gulf of Mexico Barge Rig Fleet report updates rig status and contract information as of February, 2009. The Registrant expects to update this report monthly. The report is intended to provide analysts and investors with information about activity in the Registrant’s U.S. Barge Drilling segment, including average dayrate figures and rig utilization statistics for each of the Registrant’s Gulf of Mexico barge rigs. A copy of this press release is attached as Exhibit 99.1 to this Report on Form 8-K and a copy of the Gulf of Mexico Barge Rig Fleet report is attached as Exhibit 99.2 to this Report on Form 8-K.
     On March 19, 2009, the Registrant issued a press release relating to a report issued by the Registrant entitled “Worldwide Drilling Rig Fleet.” The Worldwide Drilling Rig Fleet report updates rig status and contract information as of February, 2009. The Registrant expects to update this report monthly. The report is intended to provide analysts and investors with information about activity in the Registrant’s International Drilling segment, including rig utilization statistics for each of the Registrant’s worldwide drilling rigs. A copy of this press release is attached as Exhibit 99.3 to this Report on Form 8-K and a copy of the Worldwide Drilling Rig Fleet report is attached as Exhibit 99.4 to this Report on Form 8-K.
     This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     The information and statements made in the Gulf of Mexico Barge Rig Fleet report and the Worldwide Drilling Rig Fleet report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include statements concerning contract expiration dates, estimated dayrates and rig utilization, estimated dates for completion of construction or repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties and other factors described in the Registrant’s Annual Report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission (the “SEC”), which are available free of charge at the SEC’s website at www.sec.gov or the Registrant’s website at www.parkerdrilling.com. The Registrant cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are furnished herewith:
99.1	Press release dated March 18, 2009, issued by the Registrant.

99.2	Gulf of Mexico Barge Rig Fleet report.

99.3	Press release dated March 19, 2009, issued by the Registrant.

99.4	Worldwide Drilling Rig Fleet report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parker Drilling Company
Date: March 20, 2009	By:	/s/ W. Kirk Brassfield
W. Kirk Brassfield
Senior Vice President and Chief Financial Officer

Index to Exhibits
99.1	Press release dated March 18, 2009, issued by the Registrant.

99.2	Gulf of Mexico Barge Rig Fleet report.

99.3	Press release dated March 19, 2009, issued by the Registrant.

99.4	Worldwide Drilling Rig Fleet report.

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